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                                                                  EXHIBIT 10.20

                                  PICIS, INC.

                             NON-EMPLOYEE DIRECTOR

                      NONSTATUTORY STOCK OPTION AGREEMENT

      This Nonstatutory Stock Option Agreement (this "Agreement") is executed as of June 27, 2006 (the "Grant Date") by and between Picis, Inc., a Delaware corporation (the "Company"), and ___________________ (the "Director").

                             W I T N E S S E T H:

      WHEREAS the Board of Directors of the Company has established the 2005 Equity Incentive Plan (the "Plan") for employees and directors of the Company and its Subsidiaries;

      WHEREAS, the Company anticipates that the Plan will promote the best interests of the Company and its shareholders (i) by providing participants who have acquired a proprietary interest in the Company with a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries, and (ii) by enabling the Company to attract and retain superior employees and directors; and

      WHEREAS, the Company has granted to the Director the right to participate in the Plan in the manner and subject to the terms provided in this Agreement and the Plan.

      NOW, THEREFORE, in consideration of the benefits that the Company and its Subsidiary will derive in connection with the services to be rendered by the Director, the Company and the Director hereby agree as follows:

      1. PROVISIONS OF PLAN CONTROL. This Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference. The Plan empowers the Administrator to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of such Administrator with respect to the Plan shall be binding upon the Director. Unless otherwise provided herein, all capitalized words in this Agreement shall have the meaning ascribed to them in the Plan. A copy of the Plan is attached hereto as EXHIBIT B.

      2. OPTION; NUMBER OF SHARES; OPTION PRICE. The Director shall have the right and option to purchase all or any part of the aggregate number of Shares set forth on EXHIBIT A attached hereto (the "Option") at the purchase price per Share set forth on EXHIBIT A attached hereto.

      3. VESTING PROVISIONS AND TERM OF OPTION. Except as otherwise provided in the Plan, the Option shall vest and become exercisable with respect to the Shares subject thereto in an initial installment of one-third (1/3) on the first annual anniversary of the Grant Date, with the remainder to vest and become exercisable in equal annual installments over the subsequent two (2) years, so that the Option will be fully vested and exercisable on the third annual anniversary of the Grant Date or, if earlier, on the date of the third annual meeting of the stockholders of the


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Company following the Grant Date; PROVIDED, that the Director continues to provide services to the Company on each such vesting date. The number of Shares that will vest on each such vesting date in accordance with the preceding sentence is set forth on EXHIBIT A attached hereto. If the Director terminates his or her service as a director of the Company prior to the third anniversary of the Grant Date, any unvested portion of the Option will be forfeited, void and of no further effect. Notwithstanding anything contained herein to the contrary, the Option shall become fully vested and immediately exercisable if the Director (i) is serving as a director of the Company upon the Director's death, Disability, Retirement, or upon a Change in Control or (ii) is not re-elected to serve as a director of the Company upon the expiration of his or her term as a director, but is in good standing upon the expiration of such term. In all events, to the extent not previously exercised according to the terms hereof, the Option shall expire on the tenth anniversary of the date hereof.

      4. TERMINATION OF SERVICE AS A DIRECTOR. Upon termination of the Director's service as a director of the Company, the Option, to the extent then vested, shall remain exercisable for one (1) year following the termination of the Director's service; but in no event shall the Option be exercisable beyond the date that is ten (10) years after its Grant Date. Notwithstanding anything herein to the contrary, in the event the Director is removed from his or position as a director of the Company for Cause, the Option shall immediately expire upon such removal.

      5. METHOD OF EXERCISING OPTION. The Option may be exercised in whole or in part by delivery to the Company, at its offices in Wakefield, Massachusetts, of (a) a written notice identifying the Option and stating the number of Shares with respect to which it is being exercised in the form attached hereto as EXHIBIT C, and (b) payment in full of the exercise price of the Shares in accordance with Paragraph 8(e) of the Plan. The written notice shall be signed by the Director and shall be delivered to the Company in person, by certified mail with return receipt requested, or by facsimile to be immediately confirmed by certified mail with return receipt requested. The Company shall have the right to delay the issue or delivery of any Shares to be delivered hereunder until (a) the completion of such registration or qualification of such Shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, or
(b) receipt from the Director of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

      6. DIRECTOR'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, the Director shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in form attached hereto as EXHIBIT D.

      7. LOCK-UP PERIOD. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Director shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the

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first registration statement of the Company to become effective under the
Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      8. PROHIBITION AGAINST TRANSFER. Except as provided in Paragraph 8 of the Plan, the Option, and the rights and privileges conferred hereby, may not be transferred by the Director, and shall be exercisable during the lifetime of the Director only by the Director.

      9. NOTICES. Any notice to be given to the Company under the terms of this Agreement shall be given in writing to the Company in care of its Secretary at the Company's principal executive offices, which are currently located at 100 Quannapowitt Parkway - Suite 405, Wakefield, Massachusetts 01880. Any notice to be given to the Director may be addressed to her at her address as it appears on the payroll records of the Company. Any such notice shall be deemed to have been duly given if and when actually received by the party to whom it is addressed, as evidenced by a written receipt to that effect.

      10. RIGHTS OF DIRECTOR. This Option does not confer on the Director any rights to continue service as a director the Company.

      11. GOVERNING LAW. This Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

      IN WITNESS WHEREOF, the Company has caused these presents to be executed as of the date and year first above written, which is the date of the granting of the Option evidenced hereby.

                                        By:

                                        ----------------------------------
                                        Todd Cozzens, CEO

      The undersigned Director hereby accepts the foregoing Option and agrees to the several terms and conditions hereof and of the Plan.

                                          Signature:
                                                     -----------------------
                                                     [Name]

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                                   EXHIBIT A

          TO NONSTATUTORY STOCK OPTION AGREEMENT DATED JUNE 27, 2006

                                                                    PICIS, INC.
NOTICE OF GRANT OF STOCK OPTIONS

NAME AND ADDRESS


OPTION INFORMATION
Account Number:
Option Number:
Plan:

Effective June 27, 2006, you have been granted a Non-Qualified Stock Option to buy _________ shares of the common stock of Picis, Inc. at $_____ per share.

THE TOTAL OPTION PRICE OF THE SHARES GRANTED IS $_________.

SUBJECT TO SECTION 3 OF THE AGREEMENT, THE SHARES IN EACH PERIOD WILL BECOME FULLY VESTED ON THE DATE SHOWN.

Vesting Schedule:



      SHARES            VESTING        FULLY VESTED    EXPIRATION DATE
------------------- --------------- ---------------- -------------------

                       Annually          6/27/2007        6/27/2016
                       Annually          6/27/2008        6/27/2016
                       Annually          6/27/2009        6/27/2016


By your signature, you acknowledge and agree that this Notice of Option Grant is Exhibit A to your Nonstatutory Stock Option Agreement dated June 27, 2006 (the Agreement) between you and Picis, Inc. and this Option Grant is governed by the terms and conditions of that Agreement and the Picis, Inc. 2005 Equity Incentive Plan as amended, all of which are attached and made part of this document.

----------------------------        ----------------------
Name                                Date

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